THIS ELEVENTH AMENDING AGREEMENT is made as of August 13, 2021.

AMONG:

I-Minerals Inc., a body corporate, continued under the laws of

Canada, having its head office at Suite 880 - 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the “Company”)

OF THE FIRST PART AND:

i-minerals USA Inc., an Idaho limited liability company, having an office c/o the Company, at Suite 880 - 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the “Subsidiary”)

OF THE SECOND PART

AND:

BV Lending, LLC, an Idaho limited liability company, having its head office at Suite 300, 2194 Snake River Parkway, Idaho Falls, Idaho, U.S.A. 83402

(hereinafter called “BV”)

OF THE THIRD PART WHEREAS:

A.Pursuant to an agreement among the parties dated October 25, 2019, as amended by an amending agreement dated November 25, 2019 (hereinafter called the “First Amending Agreement”), as amended by an amending agreement dated January 20, 2020 (hereinafter called the “Second Amending Agreement”), as amended by an amending agreement dated June 4, 2020 (hereinafter called the “Third Amending Agreement”), as amended by an amending agreement dated July 8, 2020 (hereinafter called the “Fourth Amending Agreement”), as amended by an amending agreement dated December 3, 2020 (hereinafter called the “Fifth Amending Agreement”), as amended by an amending agreement dated March 9, 2021 (hereinafter called the “Sixth Amending Agreement”), as amended by an amending agreement dated April 15, 2021 (hereinafter called the “Seventh Amending Agreement”), as amended by an amending agreement dated May 10, 2021 (hereinafter called the “Eighth Amending Agreement”), as amended by an amending agreement dated June 15, 2021 (hereinafter called the “Ninth Amending Agreement”), and as amended by an amending agreement dated July 15, 2021 (hereinafter called the “Tenth Amending Agreement”) with the agreement dated October 25, 2019, as amended by the First Amending Agreement, the Second Amending Agreement, the Third Amending Agreement, the Fourth Amending Agreement, the Fifth Amending Agreement, the Sixth Amending Agreement, the Seventh Amending Agreement, the Eighth Amending Agreement, the Ninth Amending Agreement, and the Tenth Amending Agreement hereinafter collectively called the “Loan Agreement”, B.V. agreed to advance certain funds to the Company to advance its Bovill Kaolin Project located in the State of Idaho, U.S.A.;

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B.The parties wish to further amend certain of the provisions of the Loan Agreement on the terms and conditions hereinafter set forth;

C. The Subsidiary is a wholly-owned subsidiary of the Company and is the legal owner of the Helmer Bovill Property hosting the Bovill Kaolin Project in the State of Idaho, U.S.A., as referred to in Recital A. herein;

NOW THEREFORE THIS ELEVENTH AMENDING AGREEMENT WITNESSETH that in consideration of these presents and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.The parties agree that the Loan Agreement is hereby amended as follows.

(a)Paragraph 6.01 is replaced in its entirety with the following:

“6.01The parties agree that the Company will repay the Indebtedness on September 15, 2021.”

2.Except as amended by this Eleventh Amending Agreement, all of the other terms and conditions of the Loan Agreement remain in full force and effect.

3.Each of the parties agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances that may be required in order to carry out the true intent and meaning of this Eleventh Amending Agreement.

4.This Eleventh Amending Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Eleventh Amending Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Eleventh Amending Agreement or any other writing by any party hereto will not become effective until each party hereto has executed a counterpart of this Eleventh Amending Agreement or any other writing, as the case may be.

5.Each of the parties hereto will be entitled to rely upon delivery by facsimile or by email of executed copies of this Eleventh Amending Agreement and any certificates or other writings delivered in connection herewith, and such facsimile or emailed copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Eleventh Amending Agreement.

6.This Eleventh Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF the parties have executed and delivered this Eleventh Amending Agreement as of the day and year first above written.

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Executed by

I-Minerals Inc.

in the presence of:

/s/ John Theobald

Authorized Signatory

Executed by

i-minerals USA Inc.

in the presence of:

/s/ John Theobald

Authorized Signatory

Executed by

BV Lending, LLC

By: Ball Ventures, LLC, an Idaho limited

liability company, the Member

By: BV Management Services, Inc., an Idaho

corporation, the Manager

Per: /s/ Cortney Liddiard

Cortney Liddiard, President

DATED:  August 13, 2021

_________________________________________________________________

Between:

I-Minerals Inc.

OF THE FIRST PART

And:

i-minerals USA Inc.

OF THE SECOND PART

And:

BV Lending, LLC

OF THE THIRD PART

_________________________________________________________________

ELEVENTH AMENDING AGREEMENT

_________________________________________________________________

Tupper Jonsson & Yeadon

1710 - 1177 West Hastings Street

Vancouver, B. C.

V6E 2L3

Telephone: (604) 640-6355

THIS AGREEMENT is dated August 13, 2021.

BETWEEN:

I-Minerals Inc., a body corporate, continued under the laws of Canada, having its head office at Suite 880 – 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the “Company”)

OF THE FIRST PART

AND:

BV Lending, LLC, an Idaho limited liability company, having its head office at Suite 300, 2194 Snake River Parkway, Idaho Falls, Idaho, U.S.A. 83402

(hereinafter called “BV”)

OF THE SECOND PART

WHEREAS:

A.Pursuant to an agreement among the parties dated June l, 2016, as amended by an amending agreement dated October 25, 2017 (hereinafter called the “First Amending Agreement”), as further amended by an amending agreement dated January 19, 2018 (hereinafter called the “Second Amending Agreement”), as further amended by an amending agreement dated March 20, 2018 (hereinafter called the “Third Amending Agreement”), as further amended by an amending agreement dated March 27, 2019 (hereinafter called the “Fourth Amending Agreement”), as further amended by an amending agreement dated June 28, 2019 (hereinafter called the “Fifth Amending Agreement”), with the loan agreement dated June 1, 2016, as amended by the First Amending Agreement, the Second Amending Agreement, the Third Amending Agreement, the Fourth Amending Agreement and the Fifth Amending Agreement hereinafter collectively called the “Loan Agreement”, BV agreed to advance certain funds to the Company to advance its Bovill Kaolin Project located in the State of Idaho, U.S.A.;

B.Pursuant to an agreement among the parties dated September 11, 2018 (hereinafter called the “2018 Loan Agreement”), BV agreed to advance an additional $2,500,000 to the Company to further advance its Bovill Kaolin Project located in the State of Idaho, U.S.A.;

C.The Loan Agreement and the 2018 Loan Agreement are hereinafter collectively referred to as the “Loan Agreements”;

D.The Loan Agreements were previously amended by an amending agreement dated October 25, 2019;

E.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated June 4, 2020, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until December 15, 2020;

F.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated December 3, 2020, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until March 15, 2021;

G.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated March 9, 2021, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until April 15, 2021;

H.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated April 15, 2021, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until May 15, 2021;

I.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated May 10, 2021, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until June 15, 2021;

J.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated June 15, 2021, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until July 15, 2021;

K.Pursuant to paragraph 1.01 of an agreement between the Company and BV dated July 15, 2021, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, was extended until August 15, 2021; and

L.The parties have agreed to further extend the repayment date by which the principal and interest outstanding pursuant to the Loan Agreements is to be made, as provided for herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these presents and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.Extension for the repayment of the Indebtedness

1.01Notwithstanding the provisions for the repayment of the cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, as provided for in the Loan Agreements and pursuant to certain related promissory notes issued pursuant to the Loan Agreements, the date for the repayment of all cash advances made pursuant to the Loan Agreements, together with all accrued and unpaid interest thereon, is hereby extended until September 15, 2021.

1.02

2.Notices

2.01All notices, payments and other communications given in connection with this Agreement shall be in writing, and the respective addresses of the parties for the service of any notice, payment or other communication shall be as follows:

(a)if to the Company:

I-Minerals Inc.

Suite 880 – 580 Hornby Street

Vancouver, British Columbia, Canada

V6C 3B6

Attention:  Barry Girling, Director

Email: wbg@imineralsinc.com

(b)if to BV:

BV Lending, LLC

P.O. Box 51298

Idaho Falls, ID 83405

2194 Snake River Parkway

Suite 300

Idaho Falls, ID 83402

Attention:  Cortney Liddiard, Chief Executive Officer

Email: flyfish@ballventures.com

with a copy to:

Thel W. Casper, Esq.

General Counsel to Ball Ventures, LLC

P.O. Box 51298

Idaho Falls, ID 83405

2194 Snake River Parkway

Suite 300

Idaho Falls, ID 83402

Email: tcasper@ballventures.com

Any notice, payment or other communication shall be sufficiently given if delivered by email or by hand or by reputable courier service, or, absent postal disruption, if sent by registered mail, postage prepaid, posted within either Canada or the United States of America, to the parties at their respective addresses for service as set forth above.  Any notice, payment or other communication shall be deemed to have been given and received on the first business day on which it is presented during normal business hours at the address for service of the addressee.  Any party may change its address for service by notice in writing to the other parties.

3.Time of the Essence

3.01Time shall be of the essence of this Agreement.

4.U.S. Dollars

4.01All references herein to dollar amounts are to lawful currency of the United States of America, unless otherwise specifically provided for herein.

5.Headings

5.01The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

6.Singular and Plural, etc.

6.01Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

7.Entire Agreement

7.01This Agreement constitutes the only agreement among the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  This Agreement may be amended or modified in any respect by written instrument only.

8.Severability

8.01The invalidity or unenforceability of any particular provision of this Agreement shall not effect or limit the validity or enforceability of the remaining provisions of this Agreement.

9.Governing Law

9.01This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.  The parties irrevocably attorn to the jurisdiction of the courts of British Columbia, which will have non-exclusive jurisdiction over any matter arising out of this Agreement.

10.Dispute Resolution

10.01If any dispute arises between any of the Parties (the Parties in dispute being the “Participants”) concerning this Agreement or its interpretation or the respective rights, duties or liabilities of the Parties, then a Participant may give to the other Participants notice in writing of the existence of such dispute, specifying its nature and the point at issue and the Participants agree:

(a)to try to resolve the dispute by participating in a structured negotiation with a mediator under the Commercial Mediation Rules of British Columbia International Commercial Arbitration Centre (“BCICAC”);

(b)where a dispute is not resolved by mediation within a period of 30 days after the appointment of a mediator or within such further period of time to which the Participants agree, any Participant may refer the dispute to be finally resolved by arbitration under the BCICAC Rules.  The appointing authority will be the BCICAC, the case shall be administered by the BCICAC in accordance with its “Procedures for Cases under the BCICAC Rules” and the place of arbitration shall be Vancouver, British Columbia. The appointment by the BCICAC is binding upon all of the Participants;

(c)the arbitrator will give his decision in writing within three weeks of his being appointed and the decision, both on the dispute and on the costs of the arbitration will be final and binding upon the Participants;

(d)the arbitrator will have full authority to rule on any question of law in the same manner as any Judge in any Court of the Province of British Columbia and the ruling of the arbitrator on any question of law will be final and binding upon the Participants; and

(e)the failure of any Participant to abide by the decision of the arbitrator is considered a material breach of this Agreement.

This paragraph shall survive any termination of this Agreement and continues in full force and effect notwithstanding any determination by a court or the Parties that one or more other provisions of this Agreement are invalid, contrary to law or unenforceable.

11.Successors and Assigns

11.01The terms and provisions of this Agreement shall be binding upon and enure to the benefit of each of the parties and their respective successors and permitted assigns; provided that this Agreement shall not be assignable by any party without the written consent of each of the other parties hereto.

12.Further Assurances

12.01Each of the parties hereto shall do or cause to be done all such acts and things and execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

13.Effective Date

13.01This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.

14.Counterparts and Facsimile

14.01This Agreement may be executed in any number of counterparts by original, facsimile or other form of electronic signature, each of which so executed shall constitute an original and all of which taken together shall form one and the same agreement.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the day and year first above written.

Executed by

I-Minerals Inc.

in the presence of:

/s/ John Theobald

Authorized Signatory

Executed by

BV Lending, LLC

By:  Ball Ventures, LLC, an Idaho limited liability company, the Member

By:  BV Management Services, Inc., an Idaho corporation, the Manager

Per:  /s/ Cortney Liddiard

Cortney Liddiard, President

DATED:  August __, 2021

______________________________________________________________

Between:

I-Minerals Inc.

OF THE FIRST PART

And:

BV Lending, LLC

OF THE SECOND PART

______________________________________________________________

AGREEMENT

______________________________________________________________

Tupper Jonsson & Yeadon

1710 - 1177 West Hastings Street

Vancouver, B. C.

V6E 2L3

Telephone: (604) 640-6355